[AMERICAN BEACON MILEAGE FUNDS LOGO]

    SUPPLEMENT DATED SEPTEMBER 10, 2007 TO THE PROSPECTUS DATED MARCH 1, 2007

                    MONEY MARKET MILEAGE FUND - MILEAGE CLASS
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The Fees and Expenses table for the Money Market Mileage Fund(1) on page 6 is hereby updated as follows:

Management Fees..........................0.10%
Distribution (12b-1) Fees................0.25%
Other Expenses(2)........................0.45%
Total Annual Fund Operating Expenses.....0.80%


(1) The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.

(2) The expense information in the table has been restated to reflect current expenses.

Consequently the Example table on page 6 is hereby updated to read as follows:


1 Year..................$82
3 Years.................$255
5 Years.................$444
10 Years................$990